THE MILLENNIUM INCOME TRUST

              TREASURERS' GOVERNMENT MONEY MARKET FUND (THE "FUND")

               Supplement to the Prospectus dated January 15, 2004

     On January 29,  2004,  the Board of Trustees  (the  "Board") of  Millennium
Income  Trust  (the  "Trust")  unanimously  voted to  terminate  the  Investment
Advisory  Agreement  between  the  Trust  and  Trias  Capital  Management,  Inc.
("Trias"), effective January 29, 2004. As a result of that termination, the Board unanimously authorized BWN Advisors LP ("BWN") to serve as the Trust's interim investment adviser, effective that date. BWN is a newly registered investment adviser that is affiliated with SBK-Brooks Investment Corp. ("SBK"), the Trust's principal underwriter. SBK is a regional investment banking firm that offers services to institutional investors, corporations, financial institutions and municipalities. The terms of the Interim Advisory Agreement between the Trust and BWN, including the amount of compensation payable to BWN , are substantially identical to those of the terminated investment advisory agreement between the Trust and Trias, except that (i) the Interim Advisory Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Advisory Agreement at any time, without penalty, on not more than 10 days' written notice and (iii) any compensation BWN earns under the Agreement will be held in an interest-bearing account with the Trust's custodian, which will be paid to BWN at the end of the interim period should shareholders approve final arrangements between the Trust and BWN.

     In  addition,  the  Board  unanimously  approved  an  Interim  Sub-Advisory
Agreement  between BWN and Trias.  Under the terms of the  Interim  Sub-Advisory
Agreement BWN is responsible for compensating Trias for its sub-advisory services. As a result of these interim arrangements, the Fund's portfolio will be managed on a day-to-day basis by the same investment personnel at Trias that managed the Fund prior to the Board's actions.

     The Board anticipates that it will ask the Fund's shareholders to approve final arrangements with respect to the management of the Fund at a meeting of shareholders to be held during the second quarter of 2004.